UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: November 8, 2023

(Date of earliest event reported)

AMERICAN PICTURE HOUSE CORPORATION

(Exact name of registrant as specified in its charter)

Wyoming	000-56586	85-4154740
(State of Incorporation)	Commission File Number	(IRS EIN)

55 Madison Avenue 5FL

New York, NY 10022

(Address of principal executive offices)

(800) 689-6885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

(a) On November 8, 2023, American Picture House Corporation, a Wyoming corporation (the “Company”), entered into a Consulting Agreement (“AJL Consulting Agreement”), deemed effective as of September 1, 2023, with A. John Luessenhop (“Luessenhop”), also a director of the Company, whereby Luessenhop agreed to act as the Company’s President, overseeing operations of the Company. Luessenhop shall be paid $80,000 in four (4) monthly payments of $20,000, commencing as of September 1, 2023. Luessenhop has been acting as President of the Company since July 2023. The AJL Consulting Agreement expires on December 31, 2023.

The foregoing description of the AJL Consulting Agreement is qualified in its entirety by reference to the full text of the AJL Consulting Agreement attached as Exhibit 10.1 hereto.

(b) On November 8, 2023, American Picture House Corporation, a Wyoming corporation (the “Company”), entered into a Consulting Agreement (“MB Consulting Agreement”), deemed effective as of September 1, 2023, with Michael Blanchard (“Blanchard”), also a director of the Company, whereby Blanchard agreed to advise the Company to promote the quality of the Company’s products and services and to enhance and develop the Company’s relationships with the entertainment industry and technology developers. Blanchard has been paid $40,625 for his services. The MB Consulting Agreement expires on December 31, 2023.

The foregoing description of the MB Consulting Agreement is qualified in its entirety by reference to the full text of the MB Consulting Agreement attached as Exhibit 10.2 hereto.

(c) On November 8, 2023, American Picture House Corporation, a Wyoming corporation (the “Company”), entered into a Consulting Agreement (“PQ Consulting Agreement”), deemed effective as of September 1, 2023, with Philip Quartararo (“Quartararo”), also a director of the Company, whereby Quartararo agreed to advise the Company to promote the quality of the Company’s products and services and to enhance and develop the Company’s relationships with the entertainment industry and technology developers. Quartararo has been paid $10,000 for his services. The PQ Consulting Agreement expires on December 31, 2023.

The foregoing description of the PQ Consulting Agreement is qualified in its entirety by reference to the full text of the PQ Consulting Agreement attached as Exhibit 10.3 hereto.

Item 9.01 Exhibits.

Exhibit No.	Description
10.1	AJL Consulting Agreement between the Company and A. John Luessenhop dated November 8, 2023

10.2	MB Consulting Agreement between the Company and Michael Blanchard dated November 8, 2023

10.3	PQ Consulting Agreement between the Company and Phillip Quartararo dated November 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PICTURE HOUSE CORPORATION

Dated: November 14, 2023	By:	/s/ Bannor Michael MacGregor
Bannor Michael MacGregor